SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K



                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): May 25, 1995


                              COMSAT Corporation
            (Exact name of Registrant as specified in Charter)


  District of Columbia           1-4929             52-0781863
(State or other juris-        (Commission         (IRS Employer
diction of incorporation)     File Number)        Identification
                                                  Number)


 6560 Rock Spring Drive,    Bethesda, MD              20817
 (Address of principal executive offices)            Zip Code


Registrant's telephone number, including area code   (301) 214-3000


                               Not applicable.
      (Former name or former address, if changed since last report).

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Item 5.  Other Events

     Attached to this report as Exhibit 20, and incorporated by reference in this item, is a Press Release of the Corporation, distributed on May 25, 1995, describing an agreement pursuant to which COMSAT Entertainment Group, Inc., a wholly-owned subsidiary of the Corporation, would purchase the Quebec Nordiques National Hockey League franchise and move it to Denver, Colorado.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).

Exhibit No.                        Description

    20                   Press Release dated May 25, 1995.



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                               SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              COMSAT Corporation



                              /s/Allen E. Flower
                         By:
                              Allen E. Flower
                              Acting Chief Financial Officer
                                and Controller


Date:  May 30, 1995



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                          EXHIBIT INDEX


Exhibit No.                Description                      Page


    20            Press Release dated May 25, 1995.           5



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